Exhibit 10.99

TERMINATION AND MUTUAL RELEASE AGREEMENT

     THIS TERMINATION AND MUTUAL RELEASE AGREEMENT (this “Agreement”) is made and entered into as of this 30th day of November 2004, by and between each of LEHMAN BROTHERS HOLDINGS INC., D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (“Lehman”), LB TRIAD INC., a Delaware corporation (“LB Triad”; Lehman and LB Triad are sometimes referred to collectively herein as the “Lehman Parties”) and CAPITAL SENIOR LIVING CORPORATION, a Delaware corporation (“Parent”), CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation (“Capital Senior”) and TRIAD SENIOR LIVING I, L.P., a Texas limited partnership (“Triad I”; Parent, Capital Senior and Triad I are sometimes referred to collectively herein as the “Capital Senior Parties”).

STATEMENT OF BACKGROUND

     Pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of Triad I dated as of December 30, 1999 (as amended, the “Partnership Agreement”), LB Triad became an 80% limited partner (the “Lehman Partnership Interest”) in Triad I. Triad I owns seven senior housing properties located in various states (the “Properties”).

     Simultaneously with the execution of this Agreement, in consideration of, among other things, Capital Senior’s payment to LB Triad, in cash or by wire transfer of immediately available funds, of a total amount of Four Million Dollars ($4,000,000.00) (the “Cash Payment”) and delivery by Capital Senior to LB Triad of a purchase money promissory note in an amount of $5,000,000.00 (the “Note”; the Note and the Cash Payment being referred to herein as the “Settlement Payment”), LB Triad and Capital Senior have entered into that certain Assignment, dated as of the date hereof, pursuant to which LB Triad will assign the Lehman Partnership Interest to Capital Senior (the “Assignment”). The foregoing agreements and documents are collectively referred to herein as the “Transaction Documents” and the transactions contemplated thereby are collectively referred to herein as the “Transactions.”

     Contemporaneous with (i) the execution of the Assignment, and (ii) the consummation of the Transactions, the Lehman Parties and Capital Senior Parties wish to execute and deliver certain mutual releases and covenants not to sue, and enter into certain other covenants, agreements, representations and warranties relating to the Transactions, all of same being on and subject to the terms and conditions set forth in this Agreement.

STATEMENT OF AGREEMENT

     FOR AND IN CONSIDERATION of the Settlement Payment, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do covenant and agree as follows:

     1. Release and Covenant Not to Sue of Capital Senior Released Parties by Lehman Released Parties. The Lehman Parties, and each of them, for themselves and their successors, successors in title, heirs and assigns and on behalf of the Lehman Released Parties (as hereinafter defined), do hereby remise, release, acquit, waive, satisfy and forever discharge,

Parent, Capital Senior, and any and all of Capital Senior’s predecessors in interest, its affiliates, parent and subsidiaries, and all of its past, present and future officers, directors, contractors, employees, agents, attorneys, representatives, participants, partners, members, shareholders, successors and assigns including without limitation Triad I and Triad Senior Living, Inc., the general partner of Triad I (collectively, the “Capital Senior Released Parties”) from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, objections, defenses, setoffs, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which the Lehman Released Parties, or any of them, now have or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, arising out of or in any way relating to (a) Properties or the development, financing, and operation thereof, (b) the Partnership Interest and any related rights or obligations pursuant to the Partnership Agreement, and (c) any other agreement or transaction with or between the Lehman Released Parties, or any of them, and the Capital Senior Released Parties, or any of them, relating to the Properties, the Partnership Interest or the Partnership Agreement; and the Lehman Released Parties, and each of them, for themselves and their respective successors, successors in title, heirs and assigns, do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Capital Senior Released Parties by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the applicability of the foregoing release and covenant not to sue is subject in all respects to the limitations set forth in Section 3, below.

     2. Release and Covenant Not to Sue of Lehman Released Parties by Capital Senior Released Parties. The Capital Senior Parties, for themselves and their respective successors, successors in title, heirs and assigns and on behalf of the Capital Senior Released Parties, do hereby remise, release, acquit, waive, satisfy and forever discharge Lehman, LB Triad and any and all of their predecessors in interest, their affiliates, parents and subsidiaries, and all of their past, present and future officers, directors, contractors, employees, agents, servicers, attorneys, representatives, participants, partners, members, shareholders, successors and assigns (collectively, the “Lehman Released Parties”) from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, objections, defenses, setoffs, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which the Capital Senior Released Parties, or any of them, now have or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, arising out of or in any way relating to (a) the Properties or the development, financing, and operation thereof, (b) the Partnership Interest and any related rights or obligations pursuant to the Partnership Agreement, and (c) any other agreement or transaction with or between the Lehman Released Parties, or any of them, and the Capital Senior Released Parties, or any of them, relating to the Properties, the Partnership Interest or the Partnership Agreement; and the Capital Senior Released Parties, and each of them, for themselves and their respective successors, successors in title, heirs and assigns, do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lehman Released Parties by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the applicability of the foregoing release and covenant not to sue is subject in all respects to the limitations set forth in Section 3, below.

     3. Limitations on Scope of Releases and Covenants Not to Sue. The parties hereto agree and acknowledge that nothing contained in this Agreement is intended to affect any right or obligation of any party (or any claims arising therefrom) relating to the Note or any ownership interest therein arising from and after the date of this Agreement.

     4. Representations and Warranties of Parent, Capital Senior and Triad I. Each of Parent, Capital Senior and Triad I, jointly and severally, hereby represents and warrants to the Lehman Parties as follows:

          (a) Representations and Warranties Regarding Parent. Parent is a duly organized, validly existing corporation in good standing under the laws of the State of Delaware; Parent has the power and authority to execute, deliver, and perform its obligations under this Agreement and each of the Transaction Documents to which it is a party; the execution, delivery, and performance of this Agreement and each Transaction Document to which it is a party has been consented to and approved in accordance with its Certificate of Incorporation and Bylaws; the execution and delivery of this Agreement by Parent, the consummation of the transactions contemplated herein by Parent, and the performance of the covenants and agreements of Parent herein or in any Transaction Document, will not, with or without the giving of notice or the lapse of time, or both, (i) violate or conflict with any of the provisions of its Certificate of Incorporation or bylaws, (ii) violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, lease, instrument, trust document, or other agreement, document or instrument to which Parent is a party or by which Parent or any of its properties may be bound, or (iii)violate any provision of law, statute, rule, regulation, court order, writ, judgment, injunction, determination, award or decree, or ruling of any governmental authority, to which Parent is a party or by which Parent or its properties may be bound, where such violation in (i), (ii) or (iii) would cause any Transaction Document or this Agreement to be invalid or unenforceable; no consent or approval is required for the execution hereof or any Transaction Document by Parent or the consummation of any of the transactions contemplated herein or in any Transaction Document by Parent; and the Agreement and each Transaction Document to which Parent is a party constitutes a valid and legally binding obligation of Parent and is enforceable against Parent in accordance with its terms.

          (b) Representations and Warranties Regarding Capital Senior. Capital Senior hereby represents and warrants to the Lehman Released Parties as follows: Capital Senior is a duly organized, validly existing corporation in good standing under the laws of the State of Texas; Capital Senior has the power and authority to execute, deliver, and perform its obligations under this Agreement and the Transaction Documents; the execution, delivery, and performance of this Agreement and each Transaction Document to which it is a party has been consented to and approved in accordance with its Certificate of Incorporation and Bylaws; the execution and delivery of this Agreement by Capital Senior, the consummation of the transactions contemplated herein by Capital Senior, and the performance of the covenants and agreements of Capital Senior herein or in any Transaction Document, will not, with or without the giving of notice or the lapse of time, or both, (i) violate or conflict with any of the provisions of its Certificate of Incorporation or Bylaws, (ii) violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, lease, instrument, trust document, or other agreement, document or instrument to which Capital Senior is a party or by which Capital Senior or any of its properties may be bound, or (iii) violate any provision of law, statute, rule, regulation, court order, writ, judgment, injunction, determination, award or decree, or ruling of any governmental authority, to which Capital Senior is a party or by which Capital Senior or its properties may be bound, where such violation in (i), (ii) or (iii) would cause any Transaction Document or this Agreement to be invalid or unenforceable; no consent or approval is required for the execution hereof or any Transaction Document by Capital Senior or the consummation of any of the transactions contemplated herein or in any Transaction Document by Capital Senior; and the Agreement and each Transaction Document to which Capital Senior is a party constitutes a valid and legally binding obligation of Capital Senior and is enforceable against Capital Senior in accordance with its terms.

          (c) Representations and Warranties Regarding Triad I. Triad I is a duly organized, validly existing limited partnership in good standing under the laws of the State of Texas; Triad I has the power and authority to execute, deliver, and perform its obligations under this Agreement and each Transaction Document to which it is a party; the execution, delivery, and performance of this Agreement and each Transaction Document to which it is a party has been consented to and approved by Triad I; the execution and delivery of this Agreement by Triad I, the consummation of the transactions contemplated herein by Triad I, and the performance of the covenants and agreements of Triad I herein or in any Transaction Document, will not, with or without the giving of notice or the lapse of time, or both, (i) violate or conflict with any of the provisions of its Certificate of Limited Partnership Agreement, (ii) violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, lease, instrument, trust document, or other agreement, document or instrument to which Triad I is a party or by which Triad I or any of its properties may be bound, or (iii) violate any provision of law, statute, rule, regulation, court order, writ, judgment, injunction, determination, award or decree, or ruling of any governmental authority, to which Triad I is a party of by which Triad I or its properties may be bound, where such violation in (i), (ii) or (iii) would cause any Transaction Document or this Agreement to be invalid or unenforceable; no consent or approval is required for the execution hereof or any other Transaction Document by Triad I or the consummation of any of the transactions contemplated herein or in any other Transaction Document by Triad I; and the Agreement and each Transaction Document to which Triad I is a party constitutes a valid and legally binding obligation of Triad I and is enforceable against Triad I in accordance with its terms.

     5. Representations and Warranties of Lehman Parties. Each of Lehman and LB Triad, jointly and severally, hereby represents and warrants to the Capital Senior Parties as follows: each Lehman Party is a duly organized, validly existing corporation in good standing under the laws of the State of Delaware; each Lehman Party has the power and authority to execute, deliver, and perform its obligations under this Agreement and the Transaction Documents; the execution, delivery, and performance of this Agreement and each Transaction Document to which it is a party has been consented to and approved in accordance with its Certificate of Incorporation and Bylaws; the execution and delivery of this Agreement by each Lehman Party, the consummation of the transactions contemplated herein by each Lehman Party, and the performance of the covenants and agreements of each Lehman Party herein or in any Transaction Document, will not, with or without the giving of notice or the lapse of time, or both, (i) violate or conflict with any of the provisions of its Certificate of Incorporation or Bylaws, (ii) violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, lease, instrument, trust document, or other agreement, document or instrument to which either Lehman Party is a party or by which each Lehman Party or either of their properties may be bound, or (iii) violate any provision of law, statute, rule, regulation, court order, writ, judgment, injunction, determination, award or decree, or ruling of any governmental authority, to which either Lehman Party is a party or by which each Lehman Party or any of their properties may be bound, where such violation in (i), (ii) or (iii) would cause any Transaction Document or this Agreement to be invalid or unenforceable; no consent or approval is required for the execution hereof or any Transaction Document by either Lehman Party or the consummation of any of the transactions contemplated herein or in any Transaction Document by either Lehman Party; and the Agreement and each Transaction Document to which each Lehman Party is a party constitutes a valid and legally binding obligation of such Lehman Party and is enforceable against such Lehman Party in accordance with its terms.

     6. Settlement Payment. Simultaneously with the execution and delivery of this Agreement, Capital Senior shall pay or cause to be paid to LB Triad, in cash or by wire transfer of immediately available funds, the Cash Payment and shall deliver the Note to LB Triad. The parties acknowledge and agree that Capital Senior’s payment and delivery of the Settlement Payment is a necessary pre-condition to the Lehman Released Parties’ consummation of the transactions contemplated by this Agreement.

     7. No Admissions. The parties hereto agree and acknowledge that the mutual releases and covenants not to sue, and the other covenants and agreements of the parties contained herein, are not intended to be and shall not be deemed or construed as an admission of any wrongdoing by, or liability on the part of, any of the parties hereto, or of the existence of any valid claims or causes of action of any party in any way relating to the Partnership Interest, the Partnership Agreement or the Properties.

     8. Effective Date. This Agreement shall become effective only upon its execution and delivery by all parties hereto.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles of choice of law or conflicts of law.

     10. Headings. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

     11. Time of Essence. Time is of the essence of this Agreement.

     12. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

     13. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.

     14. Execution and Delivery via Facsimile. This Agreement may be executed and delivered by facsimile transmission, the parties hereto intending that faxed signatures shall constitute original signatures.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LEHMAN:

LEHMAN BROTHERS HOLDINGS d/b/a
LEHMAN CAPITAL, a division of LEHMAN
BROTHERS HOLDINGS INC., a Delaware corporation

By:	/s/ David S. Broderick
Name: David S. Broderick
Title: Authorized Signatory

LB TRIAD:

LB TRIAD INC., a Delaware corporation

By:	/s/ David S. Broderick
Name: David S. Broderick
Title: Authorized Signatory

PARENT:

CAPITAL SENIOR LIVING CORPORATION,
a Delaware corporation

By:	/s/ Lawrence A. Cohen
Name: Lawrence A. Cohen
Title: CEO

CAPITAL SENIOR:

CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation

By:	/s/ Lawrence A. Cohen
Name: Lawrence A. Cohen
Title: CEO

TRIAD I:

TRIAD SENIOR LIVING, L.P.,
a Texas limited partnership

By:	Capital Senior Living Properties 5, Inc., its general partner

By:	/s/ Lawrence A. Cohen
Name: Lawrence A. Cohen
Title: CEO